UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Summit Municipal Money Market Fund	April 30, 2020
TRSXX	Investor Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS

HIGHLIGHTS

■	Amid unprecedented volatility, the broad municipal market experienced a sharp reversal of early period gains and posted negative returns for the six months ended April 30, 2020.
■	The Summit Municipal Intermediate Fund and the Summit Municipal Income Fund recorded negative returns and underperformed their respective Bloomberg Barclays benchmarks. The Summit Municipal Money Market Fund delivered positive returns but underperformed its Lipper peer group.

■	The depth of the public health crisis will likely pressure even the most prepared municipal issuers, and we expect greater pressures on challenged general obligation (GO) issuers facing significant pension and other post-employment benefit (OPEB) liabilities.

■	Nevertheless, with prudent fiscal management at many state and local governments, we anticipate that the municipal asset class will remain high quality relative to other areas of fixed income.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global markets experienced extraordinary volatility during the first half of your fund’s fiscal year, the six-month period ended April 30, 2020, as the spread of the coronavirus led to the shutdown of significant portions of most major economies. After reaching record highs, stocks recorded their steepest declines since the global financial crisis a decade ago, while demand for safe-haven securities sent Treasury yields to all-time lows.

As a result of the improving trade situation between the U.S. and China and central bank stimulus, the outlook for 2020 appeared promising. However, market sentiment began to shift in January amid news of the coronavirus outbreak in China’s Hubei province.

Although the effect was initially muted, with the S&P 500 Index advancing to a record high on February 19, stocks began falling amid reports of major outbreaks in South Korea, Iran, and Italy and scattered infections in dozens of other countries. The major indexes continued their slide as cases mounted in the U.S. and New York City became the epicenter of the pandemic.

The economic toll of the virus became evident as governments throughout the world issued stay-at-home orders to contain the virus, and some sectors, such as travel, restaurants, and shopping malls, came to a virtual halt. In the last six weeks of the period, over 30 million Americans—almost one-fifth of the workforce—filed unemployment claims.

In response to the rapid contraction in economic activity, global central banks took firmly accommodative steps, and many governments around the world passed emergency spending packages. In the U.S., the Federal Reserve cut its short-term lending rate to near zero and began purchasing government and corporate bonds to stimulate the economy and supply liquidity in the fixed income market. The federal government also provided trillions in fiscal support in the form of direct payments to many Americans, expanded unemployment insurance, and subsidies to sectors such as transportation and health care that had been directly impacted by the pandemic.

Boosted by the support, market volatility calmed somewhat by the end of March, and most sectors recouped some of their losses with a strong rally that started in late March and continued throughout April.

Global equity returns for the six-month period were broadly negative, but U.S. large-cap growth stocks finished with positive results. Sector returns were mixed. Energy shares fared the worst as a supply glut and shrinking demand briefly sent the price of oil into negative territory. Health care and information technology shares were the strongest performers.

As a result of the drop in yields, U.S. Treasuries were the top performers in the fixed income universe. Other U.S. investment-grade bonds were also generally positive, but municipal debt was pressured as state and local governments grappled with the loss of tax revenue and mounting expenses as a result of the pandemic. Riskier fixed income sectors such as high yield and emerging markets bonds tumbled during the March sell-off but regained some ground in April.

Looking ahead, the range of possible economic outcomes is especially broad as a result of the unprecedented nature of this crisis—simply stated, we are in uncharted territory. Volatility is likely as investors react to both hopeful and disappointing news in the fight against the virus. We are early in the journey toward recovery, and there is certainly a possibility we could give back some of April’s gains.

In the meantime, our team of investment professionals is focusing on what the postcrisis world will look like. Certain consumer behaviors have been altered, and it is also possible that this crisis will accelerate trends that were already in place. In particular, the pandemic seems to have given a boost to the digitization of the economy, or the shift to online purchases for a widening array of goods and services.

Your fund’s portfolio manager will be carefully monitoring developments, and I believe that our disciplined fundamental research and strategic investing approach will continue to serve our shareholders well in this uncertain environment.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

SUMMIT MUNICIPAL MONEY MARKET FUND

INVESTMENT OBJECTIVE

The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past six months?

The Summit Municipal Money Market Fund returned 0.42% for the six-month period ended April 30, 2020, while its peer group benchmark, the Lipper Tax-Exempt Money Market Funds Index, returned 0.54%. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

In response to far-reaching economic stoppages stemming from the coronavirus, the Federal Reserve (Fed) slashed its policy rate by 150 basis points to a target range of 0.00% to 0.25%. (One hundred basis points equal one percentage point.) Among a range of additional policy measures, the central bank unveiled various special-purpose “facilities” to provide liquidity to financial markets, including a specific facility to relieve stresses in the tax-exempt market.

The Fed’s interventions in the asset class took place after technical dislocations caused a severe spike in short-term yields that, in turn, pushed yields upward across the municipal curve. Though detrimental to the performance of municipal bond funds over the period, the technical pressures aided absolute returns for the Summit Municipal Money Market Fund as we were able to take advantage of temporarily higher short-term yields.

Prior to the economic shock, strong inflows into municipal bond funds and separately managed accounts exerted pressure on supply, thereby limiting the upside potential of yields. A flight to high-quality municipal securities during the final two months of the reporting period continued to constrain supply levels.

Variable rate yields fluctuated in a wide range during the period. Yields for seven-day variable rate securities surged from 1.10% at the start of the period to roughly 5.20% around mid-March, before falling to 0.22% at the end of April following the Fed’s interventions. Variable rate yields averaged 1.32% since our last report, compared with 1.44% for the prior six-month period. Longer-term money market yields decreased by 44 basis points over the period, aided by the Fed’s interest rate cuts.

How is the fund positioned?

We increased the fund’s allocation to variable rate demand notes (VRDNs) with maturities of one to seven days from 39% to 69% over the past six months. At the beginning of the period, the fund’s VRDN allocation represented an underweight relative to peers as we instead favored investing in commercial paper with maturities out to 90 days. However, we tactically adjusted our positioning to enhance the fund’s liquidity during the crisis. The fund’s exposure to commercial paper consequently decreased from 35% to 13% over the period.

As a result of our positioning changes, the fund’s weighted average maturity declined from 49 days to 21 days and concluded April shorter than that of its peer group. Overall, we continue to seek a balance between exposure to VRDNs as a defensive strategy and exposure to short-dated commercial paper for the added source of yield. We believe the fund’s overweight allocation at the front of the yield curve provides the flexibility to adequately respond to changes in interest rates or supply dynamics.

In terms of credit quality and sector diversification, we continued to favor highly rated revenue-backed securities. As of April 30, the fund’s largest allocations were in the health care and housing revenue subsectors, as well as the corporate-backed industrial revenue/pollution control subsector.

During the period, the fund held prominent positions in Maryland Community Development Administration residential revenue notes and Parish of St. Charles (Louisiana) pollution control securities for the Shell Oil Company Norco Project. We also added to the fund’s position in New York State Power Authority. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

What is portfolio management’s outlook?

Given the extent of the public health crisis and the related impacts on economic activity, we see no changes to the Federal Reserve’s accommodative stance for the foreseeable future. Consistent with recent statements from Fed Chair Jerome Powell, we expect the central bank to hold its policy rate near zero until the U.S. economy is on track to return to full employment and meet the rate-setting committee’s inflation target. Moreover, we anticipate that the Fed will continue its balance sheet expansion and interventions in money markets as needed to maintain adequate levels of liquidity.

However, should interest rate sentiment or supply and demand conditions in the tax-exempt money market suddenly shift, we believe that our positioning in VRDNs and commercial paper would allow us to quickly and appropriately respond. As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

SUMMIT MUNICIPAL INTERMEDIATE FUND

INVESTMENT OBJECTIVE

The fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation.

FUND COMMENTARY

How did the fund perform in the past six months?

The Summit Municipal Intermediate Fund returned -1.98% over the six-month period ended April 30, 2020. The fund underperformed its benchmark, the Bloomberg Barclays Municipal 1–15 Year Blend (1–17) Bond Index, but outperformed its Lipper peer group, the Lipper Intermediate Municipal Debt Funds Average. (Returns for the Advisor and I Classes varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Amid a growing consensus that a deep recession stemming from the coronavirus had arrived and concerns about the consequences for state and local government finances, municipal bond funds across the industry experienced sudden and substantial outflows beginning in early March. The sharp reversal of demand erased the favorable technical conditions that had aided municipal bonds since early 2019 and led to severe technical strains. In turn, these strains sparked marketwide pricing pressure that adversely affected the fund’s absolute performance. Monetary and fiscal policy responses of historic proportion—including aid for some municipal issuers—provided partial support to the asset class and the fund, though headwinds continued to challenge performance over the remainder of the period.

In terms of relative performance, credit selection in the revenue bond sector was the main detractor from the fund’s results. Specifically, our selections of transportation, special tax, and power revenue bonds weighed on performance. Asset allocation among revenue-backed subsectors also hindered relative returns. The fund’s underweight exposure to the water and sewer and education subsectors and overweight allocations to the health care and transportation subsectors—which faced strong headwinds related to the coronavirus—negatively impacted returns. However, this was partially offset by a positive contribution from the fund’s underweight allocation to leasing revenue bonds.

Our yield curve management benefited performance. The fund’s duration—a key measure of sensitivity to interest rate changes—was, on average, positioned slightly below that of its benchmark over the period. This aided relative returns as short- and intermediate-term tax-exempt yields declined while longer-term yields increased, leading to a steeper yield curve.

As the municipal market entered a period of outflows in March, the fund, like others across the industry, sold securities in order to meet growing redemptions. The fund was able to facilitate these trades primarily through sales of prerefunded bonds, which are relatively short-maturity bonds of high credit quality and liquidity. Concurrently, due to an increase in longer-term municipal yields, we felt that there were attractive investment opportunities at the long end of the market. (Bond prices and yields move in opposite directions.)

Toward the end of the period, we modestly increased the fund’s allocation to bonds with maturities of 10 years or more. This extended the fund’s duration, which lengthened from 4.2 years to 4.5 years over the six-month period and concluded April modestly longer versus the benchmark. Overall, we continue to seek the right balance between investing in longer-term securities for potentially higher yield and holding a generally neutral duration stance to avoid large interest rate bets.

How is the fund positioned?

The public health and economic impacts of the coronavirus had a disproportionate effect on several of our favorite revenue-backed subsectors—particularly health care and transportation. In this environment, we sought to look beyond heightened volatility in our asset class, relying on fundamental credit research to guide the fund through challenging conditions.

Although revenue-backed subsectors could face further challenges, we continue to strongly prefer revenue bonds at the expense of GO debt. This is largely due to our belief that revenue bonds are shielded from the significant pension and OPEB liabilities affecting many GO issuers. In our view, it is probable that the recent downturn in risk assets will cause public pension funds to fall short of their annual return targets, which would place further fiscal strains on many GO issuers as they offset investment losses with higher pension contributions while simultaneously grappling with substantially lower tax revenues.

While adjusting the analysis of our holdings and sector convictions to the present environment, we nonetheless maintained prominent allocations to transportation and health care revenue bonds, which represented overweight positions relative to the fund’s benchmark. We believe our investments within these subsectors are generally better positioned than others to withstand depressed revenues over the duration of the crisis.

In the years leading up to the current crisis, large hospital systems had benefited from strengthening balance sheets and improving profitability and also experienced an increase in the sophistication of their management teams. These prior trends, coupled with recent funding from the federal stimulus package, should aid the ability of most hospitals to service their debts through the crisis, despite significant revenue headwinds. For similar reasons, we maintained our long-term conviction in large toll roads, as well as airports serving as hubs for major airlines. Such issuers generally possessed solid cash flows and healthy balance sheets prior to the crisis and continue to benefit from strong government support and their essential nature within their service areas.

We also upheld the fund’s overweight position to the corporate-backed industrial revenue subsector. Within this market segment, prepaid gas bonds—which are fully backed by financial institutions on behalf of utility agencies—experienced pricing pressure in March due, in part, to their correlation with the financials sector. Believing that valuations had become attractive, we purchased names such as Public Energy Authority of Kentucky and Main Street Natural Gas, Inc. (Georgia). (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In terms of credit quality, nearly half of the fund’s net assets were invested in securities with the highest credit ratings (AAA or AA). Relative to its benchmark, the fund held an overweight allocation to medium- and lower-quality investment-grade bonds, particularly those rated A and, to a lesser extent, BBB. We believe these bonds offer greater potential risk-adjusted yield than their higher-rated counterparts and are an area of the market where our dedicated municipal credit research team can find attractive long-term investment opportunities. For additional credit quality diversification and potential yield enhancement, we upheld the fund’s modest exposure to bonds with noninvestment-grade ratings (BB rated and lower), as well as an allocation to unrated securities.

What is portfolio management’s outlook?

The municipal market is large and diverse, with many issuers who have historically managed their finances in a prudent manner, building rainy day funds and properly funding their long-term liabilities. Nonetheless, the depth of the public health crisis will pressure even the most prepared state and local governments.

While it is difficult to forecast the long-term impacts of the coronavirus on the municipal asset class, state and local governments will face considerable stress as they try to balance funding their existing long-term liabilities amid short-term revenue declines. Municipal governments will also face the rising costs of providing necessary services to their citizens. While the federal government may provide additional aid to states beyond the Coronavirus Aid, Relief, and Economic Security (CARES) Act, the situation will remain especially challenging for borrowers with budget stresses that existed prior to the crisis. Revenue-backed municipal bonds will face their own set of hurdles as the loss of revenues begins to pressure issuers.

Nevertheless, with good fiscal management at many state and local governments, we anticipate that the municipal debt asset class will remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. In the challenging market going forward, we believe that the strength of our credit research and our fundamental, bottom-up approach should help our shareholders navigate the environment.

SUMMIT MUNICIPAL INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks a high level of income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past six months?

The Summit Municipal Income Fund returned -4.85% for the six-month period ended April 30, 2020, and underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, as well as its Lipper peer group. (Returns for the Advisor and I Classes varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Amid a growing consensus that a deep recession stemming from the coronavirus had arrived and concerns about the consequences for state and local government finances, municipal bond funds across the industry experienced sudden and substantial outflows beginning in early March. The sharp reversal of demand erased the favorable technical conditions that had aided municipal bonds since early 2019 and led to severe technical strains. In turn, these strains sparked marketwide pricing pressure that adversely affected the fund’s absolute performance. Monetary and fiscal policy responses of historic proportion—including aid for some municipal issuers—provided partial support to the asset class and the fund, though headwinds continued to challenge performance over the remainder of the period.

In terms of relative results, credit selection of revenue bonds drove the fund’s underperformance versus the benchmark. Our selections in the health care, transportation, and industrial revenue subsectors were acutely impacted by the public health and economic ramifications of the coronavirus and weighed heavily on returns. Asset allocation among revenue-backed subsectors also hindered relative returns. This was largely due to the fund’s overweight to health care bonds and underweight to water and sewer bonds—a defensive subsector that typically outperforms during market sell-offs.

Our yield curve management benefited performance. The fund’s duration—a key measure of sensitivity to interest rate changes—was positioned modestly longer than that of the benchmark, in general, which aided relative returns as yields declined on average.

As the municipal market entered a period of outflows in March, the fund, like others across the industry, sold securities in order to meet growing redemptions. The fund was able to facilitate these trades primarily through sales of prerefunded bonds, which are relatively short-maturity bonds of high credit quality and liquidity. Concurrently, due to an increase in longer-term municipal yields, we felt that there were better investment opportunities at the long end of the market. (Bond prices and yields move in opposite directions.)

Toward the end of the period, we modestly increased the fund’s allocation to bonds with maturities greater than 20 years. This extended the fund’s duration, which increased from 4.8 years to 6.0 years over the six-month period and concluded April moderately longer versus the benchmark. Overall, we continue to seek the right balance between investing in higher-yielding and longer-maturity securities and targeting a mostly neutral duration posture to avoid large interest rate bets.

How is the fund positioned?

The public health and economic impacts of the coronavirus had a disproportionate effect on several of our favorite revenue-backed subsectors—particularly health care and transportation. In this environment, we sought to look beyond heightened volatility in our asset class, relying on fundamental credit research to guide the fund through challenging conditions.

Although revenue-backed subsectors could face further challenges, we continue to strongly prefer revenue bonds at the expense of GO debt. This is largely due to our belief that revenue bonds are shielded from the significant pension and OPEB liabilities affecting many GO issuers. In our view, it is probable that the recent downturn in risk assets will cause public pension funds to fall short of their annual return targets, which would place further fiscal strains on many GO issuers as they offset investment losses with higher pension contributions while simultaneously grappling with substantially lower tax revenues.

While adjusting the analysis of our holdings and sector convictions to the present environment, we nonetheless maintained prominent allocations to health care and transportation revenue bonds, which represented overweight positions relative to the fund’s benchmark.

In particular, we continue to hold a high conviction in larger hospital systems. In the years leading up to the crisis, large hospital networks had benefited from strengthening balance sheets and improving profitability and also experienced an increase in the sophistication of their management teams. These prior trends, coupled with recent funding from the federal stimulus package, should aid the ability of most hospitals to service their debts through the crisis, despite significant revenue headwinds.

Within the health care subsector, however, we avoided adding to our modest position in the life care segment, which experienced significant pricing pressure following coronavirus outbreaks in select facilities. Despite negative headlines for the wider industry, our holdings were concentrated in high-quality, nonprofit continuing care retirement communities that have strong balance sheets and capable management teams. Overall, we feel that such facilities are well suited to handle the challenges related to the coronavirus. At the same time, we see potential for further stress on life care bonds, broadly, during the year ahead—especially for lower-rated credits. As we continue to closely monitor this segment of the market, we diligently seek to ensure that our investments are led by strong management teams focused on the health and safety needs of their residents and employees.

In the transportation subsector, we maintained our long-term conviction in large toll roads and airports serving as hubs for major airlines. Such issuers generally possessed solid cash flows and healthy balance sheets prior to the crisis and continue to benefit from strong government support and their essential nature within their service areas.

As bond valuations in our preferred subsectors became more attractive, we added to select credits in which we hold strong conviction, such as Baptist Health South Florida, Inc., revenue bonds and Los Angeles International Airport revenue bonds subject to the alternative minimum tax. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund’s overall credit quality was little changed. More than 70% of the fund’s net assets remained in the three highest investment-grade credit rating categories. We maintained overweight positions in bonds with A and BBB credit ratings, and we continue to believe that attractive long-term opportunities for risk-adjusted yield exist within the lower-rated investment-grade portions of the market. The fund also held out-of-benchmark exposure to noninvestment-grade bonds (BB rated and lower), which provided additional credit quality diversification.

What is portfolio management’s outlook?

The municipal market is large and diverse, with many issuers who have historically managed their finances in a prudent manner, building rainy day funds and properly funding their long-term liabilities. Nonetheless, the depth of the public health crisis will pressure even the most prepared state and local governments.

While it is difficult to forecast the long-term impacts of the coronavirus on the municipal asset class, state and local governments will face considerable stress as they try to balance funding their existing long-term liabilities amid short-term revenue declines. Municipal governments will also face the rising costs of providing necessary services to their citizens. While the federal government may provide additional aid to states beyond the CARES Act, the situation will remain especially challenging for borrowers with budget stresses that existed prior to the crisis. Revenue-backed municipal bonds will face their own set of hurdles as the loss of revenues begins to pressure issuers.

Nevertheless, with good fiscal management at many state and local governments, we anticipate that the municipal debt asset class will remain high quality, with low defaults and high recovery rates relative to other areas of fixed income. In the challenging market going forward, we believe that the strength of our credit research and our fundamental, bottom-up approach should help our shareholders navigate the environment.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally being the most sensitive to rate fluctuations. Other risks include credit rating downgrades; defaults on scheduled interest and principal payments; and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN A RETAIL MONEY MARKET FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2020, Bloomberg Index Services Ltd. Used with permission.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2020 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Summit Municipal Intermediate Fund and Summit Municipal Income Fund have three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

April 30, 2020 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Par	$ Value
(Amounts in 000s)		

NON-FINANCIAL COMPANY COMMERCIAL PAPER 12.4%

Garland City, Series 2018, TECP, 1.08%, 5/6/20	900	900
Harris County, Series A-1, TECP, 1.07%, 6/4/20	250	250
Harris County, Series A-1, TECP, 1.10%, 5/7/20	3,311	3,311
Harris County Cultural Ed. Fac. Fin., Memorial Hermann Health System, TECP, 1.22%, 5/4/20	1,300	1,300
Harris County Cultural Ed. Fac. Fin., Houston Methodist, Series 09C-2, TECP, 1.15%, 5/19/20	1,450	1,450
Indiana Univ., TECP, 1.17%, 5/11/20	600	600
Jacksonville Health Care Fac., Series 2016, TECP, 1.17%, 8/10/20	750	750
Maryland HHEFA, Series B, TECP, 1.05%, 5/21/20	2,070	2,070
Mississippi Hosp. Equip., Series 2020, TECP, 1.02%, 5/5/20	2,725	2,725
Montgomery County, Series 10-A, TECP, 1.22%, 5/7/20	1,000	1,000
New York State Power Auth., Series 1, TECP, 1.05%, 5/7/20	1,450	1,450
Texas Public Fin. Auth., Series 2008, TECP, 1.05%, 5/5/20	2,300	2,300
Total Non-Financial Company Commercial Paper (Cost $18,106)		**18,106**

OTHER MUNICIPAL SECURITY 21.5%

Baltimore City Municipal Water Fin. Auth., Tender Option Bond Trust Receipts, Series 2016-XM0391, VRTR, 0.26%, 5/7/20 (1)	1,775	1,775
Baltimore County, Tender Option Bond Trust Receipts, Series 2018-XF0682, GO, VRTR, 0.27%, 5/7/20 (1)	900	900
Charleston County School Dist., Series A, GO, 5.00%, 11/16/20 (2)	1,600	1,635
Charleston County School Dist., Phase IV Sales Tax Project, Series B, GO, 5.00%, 5/12/21 (2)	1,600	1,664
Clark County, Tender Option Bond Trust Receipts, Series 2017-ZF2486, GO, VRTR, 0.19%, 5/1/20 (1)	750	750
Colorado, General Fund, TRAN, 3.00%, 6/26/20	1,800	1,805
Commonwealth of Massachusetts, Series B, GO, RAN, 4.00%, 5/21/20	1,400	1,402

Commonwealth of Massachusetts, Series C, GO, RAN, 4.00%, 6/18/20	800	803
County Square Redev., Greenville, GO, 2.00%, 3/24/21	750	759
Greenville County School Dist., Series C, GO, 4.00%, 6/1/20	1,000	1,002
Idaho, GO, TAN, 3.00%, 6/30/20	1,635	1,639
Idaho HFA, Trinity Health, Series REMK, VR, 1.05%, 8/3/20	3,000	3,000
Massachusetts, Tender Option Bond Trust Receipts, Series 2016-XM0221, GO, VRTR, 0.26%, 5/7/20 (1)(3)	1,745	1,745
Metropolitan Water Reclamation Dist. of Chicago, Tender Option Bond Trust Receipts, Series 2016-XF0336, GO, VRTR, 0.32%, 5/7/20 (1)	310	310
Montgomery County, Series MD, VR, 1.12%, 6/1/20	1,750	1,750
New York City Municipal Water Fin. Auth., Tender Option Bond Trust Receipts, Series 2015-XM0002, VRTR, 0.26%, 5/7/20 (1)	1,000	1,000
Port Auth. of New York & New Jersey, Series 193RD, 5.00%, 10/15/20 (4)	525	534
Providence St. Joseph Health, Tender Option Bond Trust Receipts, Series 2018-XF2527, VRTR, 0.25%, 5/7/20 (1)	225	225
Salt River Project Agricultural Improvement & Power Dist., Tender Option Bond Trust Receipts, Series 2015-ZM0125, VRTR, 0.26%, 5/7/20 (1)	750	750
School Dist. of Broward County, TAN, 3.00%, 6/30/20	1,800	1,805
Seattle Children's Hosp., Tender Option Bond Trust Receipts, Series 2017-XG0116, VRTR, 0.26%, 5/7/20 (1)	500	500
Smithtown Central School Dist., GO, TAN, 1.75%, 6/26/20	1,000	1,001
State of Washington, Series -R-2020D, GO, 4.00%, 7/1/20	300	302
State of Washington, Series R-2020C, GO, 5.00%, 1/1/21	440	452
Texas, TRAN, 4.00%, 8/27/20	1,700	1,715
Texas A&M Univ., Series B, 5.00%, 5/15/20	800	801
Univ. of Chicago, Tender Option Bond Trust Receipts, Series 2017-XM0492, VRTR, 0.26%, 5/7/20 (1)	1,400	1,400
Total Other Municipal Security (Cost $31,424)		**31,424**

VARIABLE RATE DEMAND NOTES 69.3%

Alaska Housing Fin., Series A, VRDN, 0.28%, 5/1/20 (4)	5,100	5,100

Allen County Hosp. Fac., Catholic Health Partners, Series B, VRDN, 0.28%, 5/7/20	1,000	1,000
Allen County Hosp. Fac., Catholic Healthcare, Series C, VRDN, 0.16%, 5/1/20	3,000	3,000
Brookhaven Dev. Auth., Children's Healthcare of Atlanta, Series D, VRDN, 0.20%, 5/7/20	1,500	1,500
Chicago Midway Airport, Series C-2, VRDN, 0.26%, 5/7/20 (4)	850	850
Clark County Airport Improvement, Series C-1, VRDN, 0.32%, 5/7/20 (4)	3,750	3,750
Connecticut State HEFA, VRDN, 0.24%, 5/7/20	2,700	2,700
Gulf Coast Auth., Exxon Mobil, Series A, VRDN, 0.18%, 5/1/20 (4)	1,300	1,300
Gulf Coast Auth., Exxon Mobil, Series B, VRDN, 0.18%, 5/1/20 (4)	3,240	3,240
Harris County Cultural Ed. Fac. Fin., Series C-1, VRDN, 0.16%, 5/1/20	900	900
Highlands County HFA, Adventist Health, Series I-4, VRDN, 0.20%, 5/7/20	3,600	3,600
Hillsborough County IDA, Baycare Health System, Series D, VRDN, 0.20%, 5/1/20	1,300	1,300
Houston, Combined Utility, Series B-3, VRDN, 0.21%, 5/7/20	1,000	1,000
Houston, Combined Utility, Series B-6, VRDN, 0.21%, 5/7/20	1,625	1,625
Illinois Fin. Auth., Series B, VRDN, 0.19%, 5/7/20	3,000	3,000
Indiana Fin. Auth., Series B, VRDN, 0.24%, 5/7/20	1,500	1,500
Jackson County, Chevron USA Project, VRDN, 0.14%, 5/1/20	100	100
Jackson County, Chevron USA Project, VRDN, 0.18%, 5/1/20 (4)	2,700	2,700
Louisville & Jefferson County Regional Airport Auth., UPS Worldwide Forwarding, Series B, VRDN, 0.19%, 5/1/20 (4)	2,400	2,400
Louisville & Jefferson County Regional Airport Auth., UPS Worldwide Forwarding , Series C, VRDN, 0.17%, 5/1/20 (4)	800	800
Louisville Regional Airport Auth., UPS Worldwide Forwarding, Series A, VRDN, 0.18%, 5/1/20 (4)	1,600	1,600
Maryland CDA, Charles Landing South Apartments, Multi-Family, Series B, VRDN, 0.29%, 5/7/20 (4)	1,880	1,880
Maryland CDA, Multi-Family, Kirkwood Housing, Series G, VRDN, 0.25%, 5/7/20	300	300

Maryland CDA, Residential, Series G, VRDN, 0.20%, 5/7/20 (4)	3,605	3,605
Maryland CDA, Residential, Series J, VRDN, 0.20%, 5/7/20 (4)	1,700	1,700
Maryland HHEFA, Series D, VRDN, 0.15%, 5/1/20	2,900	2,900
Maryland Transportation Auth., BWI Airport Passenger Fac., Series C, VRDN, 0.21%, 5/7/20 (4)	2,200	2,200
Metropolitan Transportation Auth., Series B-1, VRDN, 0.21%, 5/7/20	2,000	2,000
Miami-Dade County Seaport Dept., Series A, VRDN, 0.25%, 5/7/20	1,675	1,675
Miami-Dade County Seaport Dept., Series B, VRDN, 0.28%, 5/7/20 (4)	3,000	3,000
Minnesota Housing Fin. Agency, Series C, VRDN, 0.29%, 5/7/20 (4)	500	500
Montgomery County, Series E, GO, VRDN, 0.15%, 5/1/20	1,110	1,110
Montgomery County Housing Opportunities Commission, Oakfield Apartments, Series I, VRDN, 0.28%, 5/7/20 (4)	650	650
New York City, Series G-7, GO, VRDN, 0.15%, 5/1/20	1,075	1,075
New York City Transitional Fin. Auth. Future Tax, Series A-6, VRDN, 0.16%, 5/1/20	1,800	1,800
New York State Energy Research & Dev. Auth., Series A4, VRDN, 0.20%, 5/7/20 (4)	2,000	2,000
New York State Energy Research & Dev. Auth., Consolidated Edison, Series A-1, VRDN, 0.28%, 5/7/20 (4)	2,100	2,100
New York State Energy Research & Dev. Auth., Consolidated Edison, Series A-2, VRDN, 0.24%, 5/7/20 (4)	1,700	1,700
New York State Housing Fin. Agency, Series A, VRDN, 0.18%, 5/7/20 (4)	2,000	2,000
New York State Mortgage Agency, Series 139, VRDN, 0.18%, 5/1/20 (4)	4,450	4,450
New York State Mortgage Agency, Series 144, VRDN, 0.20%, 5/1/20 (4)	1,100	1,100
Philadelphia HHEFA, Series B, VRDN, 0.16%, 5/1/20	1,200	1,200
Saint Charles Parish PCR, VRDN, 0.26%, 5/1/20 (4)	2,000	2,000
Saint Charles Parish PCR, Series A, VRDN, 0.20%, 5/1/20 (4)	3,100	3,100
Saint Charles Parish PCR, Series B, VRDN, 0.18%, 5/1/20	400	400
Tarrant County Cultural Ed. Fac. Fin., Series A, VRDN, 0.15%, 5/1/20	1,500	1,500

Tarrant County Cultural Ed. Fac. Fin., Texas Health Resources, Series B, VRDN, 0.26%, 5/7/20	1,200	1,200
Texas, Veterans, GO, VRDN, 0.25%, 5/7/20	4,085	4,085
Texas, Veterans Housing Assistance Program II-C-REM, Series C, GO, VRDN, 0.28%, 5/7/20	1,000	1,000
Univ. of Delaware, VRDN, 0.14%, 5/1/20	800	800
Washington Suburban Sanitary Commission, Series B-3, BAN, VRDN, 0.25%, 5/7/20	775	775
Wisconsin Housing & Economic Dev. Auth., Single Family Home Ownership, Series C, VRDN, 0.25%, 5/7/20	700	700
Wisconsin Housing & Economic Dev. Auth., Single Family Home Ownership, Series E, VRDN, 0.29%, 5/7/20 (4)	3,710	3,710
Total Variable Rate Demand Notes (Cost $101,180)		**101,180**
Total Investments in Securities		
103.2% of Net Assets (Cost $150,710)		**$ 150,710**

‡ Par is denominated in U.S. dollars unless otherwise noted.
(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $9,355 and represents 6.4% of net assets.
(2) When-issued security
(3) Insured by AMBAC Assurance Corporation
(4) Interest subject to alternative minimum tax
BAN Bond Anticipation Note
CDA Community Development Administration/Authority
EFA Educational Facility Authority
GO General Obligation
HEFA Health & Educational Facility Authority
HFA Health Facility Authority
HHEFA Health & Higher Educational Facility Authority
IDA Industrial Development Authority/Agency
PCR Pollution Control Revenue
RAN Revenue Anticipation Note
TAN Tax Anticipation Note
TECP Tax-Exempt Commercial Paper
TRAN Tax Revenue Anticipation Note
VR Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

The accompanying notes are an integral part of these financial statements.

April 30, 2020 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Municipal Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Money Market Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes. The fund intends to operate as a retail money market fund and has the ability to impose liquidity fees on redemptions and/or temporarily suspend redemptions.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

New Accounting Guidance Effective November 1, 2019, the fund adopted FASB guidance that shortened the amortization period for certain callable debt securities held at a premium. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures, including the comparison of amortized cost to market-based value, and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On April 30, 2020, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund enters into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2020, the cost of investments for federal income tax purposes was $150,710,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses but does not cover interest expense; expenses related to borrowing, taxes, and brokerage; or nonrecurring extraordinary expenses.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended April 30, 2020, expenses waived/repaid totaled $2,000.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2020, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of April 30, 2020.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

NOTE 7 - SUBSEQUENT EVENT

At a Board meeting held on May 4, 2020, the Board approved the reorganization of the fund into the T. Rowe Price Tax-Exempt Money Fund (Acquiring fund). The reorganization will be structured as a tax-free reorganization for federal income tax purposes, under which the Acquiring fund will acquire all of the assets and liabilities of the fund in exchange for Investor Class shares of the Acquiring fund, creating a combined fund with blended holdings of both funds. After the reorganization, the fund will be formally terminated. The reorganization is subject to the approval of a majority of the fund’s shareholders at a special meeting expected to be held on or around October 9, 2020. If approved, the reorganization is anticipated to close on or around October 19, 2020.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at a meeting held on March 9–10, 2020 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2019, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may have received some benefit from soft-dollar arrangements pursuant to which research was received from broker-dealers that executed the fund’s portfolio transactions. However, the Board also considered that, effective January 2020, the Advisor began bearing the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays the Advisor a single fee, or an all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Advisor to pay all of the fund’s ordinary, recurring operating expenses except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Advisor has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for the investors in these funds, and has historically sought to set the initial all-inclusive fee rate at levels below the expense ratios of comparable funds to take into account the potential future economies of scale. Assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because the primary investment resources utilized to manage the fund are shared with other actively managed funds. The Board concluded that, based on the profitability data it reviewed and consistent with this all-inclusive management fee structure, the advisory fee structure for the fund continued to be appropriate.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate, and total expenses (all of which generally reflect the all-inclusive management fee rate and do not deduct the operating expenses paid by the Advisor as part of the overall management fee) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the fifth quintile (Expense Group), the fund’s actual management fee rate ranked in the fifth quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the fourth and fifth quintiles (Expense Group) and fifth quintile (Expense Universe).

The Board requested additional information from management with respect to the fund’s relative management fees and total expenses ranking in the fourth and fifth quintiles, and reviewed and considered the information provided relating to the fund, other funds in the peer groups, and other factors that the Board determined to be relevant.

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the U.S. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	June 16, 2020